UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2008

NEOSTEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10909	22-2343568
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

420 Lexington Avenue, Suite 450
New York, New York	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 584-4180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Form 8-K of NeoStem, Inc. (the “Company”) constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that relate to future events or conditions, including without limitation, statements regarding our financial position, potential, business strategy, efforts, plans and objectives for future operations and potential acquisitions and funding, may be deemed to be forward-looking statements.  All such statements, which are all statements other than of historical fact, involve risks and uncertainties.  These statements are commonly identified by the use of such terms and phrases as “intends,” “expects,” “anticipates,” “estimates,” “seeks” and “believes.” Our ability to enter the adult stem cell arena, expand our operations and future operating results are dependent upon many factors, including but not limited to: (i) our ability to obtain sufficient capital or a strategic business arrangement to fund our expansion plans; (ii) our ability to build the management and human resources and infrastructure necessary to support the growth of our business; (iii) competitive factors and developments beyond our control; (iv) scientific and medical developments beyond our control; (v) our inability to obtain appropriate governmental licenses or any other adverse effect or limitations caused by government regulation of the business; (vi) whether any of the Company’s current or future patent applications result in issued patents; and (vii) other risk factors discussed in the Company’s periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under “Search for Company Filings.”  We cannot guarantee future results or achievements, and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 3.02. Unregistered Sales of Equity Securities.

On May 21, 2008, the Company completed a private placement of securities pursuant to which $900,000 in gross proceeds were raised (the “May 2008 private placement”). On May 20 and May 21, 2008, the Company entered into Subscription Agreements (the "Subscription Agreements") with 16 accredited investors listed therein (the "Investors"). Pursuant to the Subscription Agreements, the Company issued to each Investor units (the "Units") comprised of one share of its common stock, par value $.001 per share (the "Common Stock") and one redeemable five-year warrant to purchase one share of Common Stock at a purchase price of $1.75 per share (the "Warrants"), at a per-Unit price of $1.20. The Warrants are not exercisable for a period of six months and are redeemable by the Company if the Common Stock trades at a price equal to or in excess of $2.40 for a specified period of time. In the May 2008 private placement, the Company issued an aggregate of 750,006 Units to Investors consisting of 750,006 shares of Common Stock and 750,006 redeemable Warrants, for an aggregate purchase price of $900,000. Dr. Robin L. Smith, the Company’s Chairman and Chief Executive Officer, purchased 16,667 Units for a purchase price of $20,000 and Catherine M. Vaczy, the Company’s Vice President and General Counsel, purchased 7,500 Units for a purchase price of $9,000. New England Cryogenic Center, Inc. (“NECC”), one of the largest full-service cryogenic laboratories in the world and a strategic partner of the Company since October 2007, also participated in the offering.

Pursuant to the terms of the Subscription Agreements, the Company is required to prepare and file no later than forty-five days (with certain exceptions) after the closing of the May 2008 private placement, a Registration Statement with the SEC to register the shares of Common Stock issued to Investors and the shares of Common Stock underlying the Warrants.

In connection with the May 2008 private placement, the Company paid as finders’ fees to accredited investors, cash in the amount of $3,240 and issued five year warrants to purchase an aggregate of 35,703 shares of Common Stock. Such warrants contain generally the same terms as those sold to the Investors, except they contain a cashless exercise feature and piggyback registration rights. Cash in the amount of 4% of the proceeds received by the Company from the future exercise of 30,000 of the Investor Warrants is also payable to one of the finders.

On April 3, 2008, the Company entered into a one month non-exclusive investment banking agreement in connection with the possible issuances by the Company of equity, debt and/or convertible securities. In partial consideration for such services, the Company agreed to issue 9,146 shares of common stock as a retainer. The term of this agreement was extended. The issuance of the securities under this agreement was subject to the approval of the American Stock Exchange, which approval was obtained and on May 21, 2008 the 9,146 retainer shares were issued. This bank participated in the May 2008 private placement.

The offer and sale by the Company of the securities described above were made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), for transactions by an issuer not involving a public offering. The offer and sale of such securities were made without general solicitation or advertising to “accredited investors,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

Item 8.01. Other Events.

On May 9, 2008, NECC was granted a license from the State of New York to process, store and use for research adult hematopoietic stem cells collected from New York residents. NECC’s New York licensure will provide NeoStem with greatly expanded storage capacity for one of its largest potential markets and facilitate expanded relationships with leading physician practices.

On May 21, 2008, the Company issued a press release announcing the Company's completion of the May 2008 private placement described in Item 3.02 as well as matters relating to moving forward its strategic relationship with NECC. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Form of Subscription Agreement among NeoStem, Inc. and certain investors listed therein.

Exhibit 10.2	Form of Redeemable Warrant to Purchase Shares of Common Stock of NeoStem, Inc.

Exhibit 99.1	Press Release dated May 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Catherine M. Vaczy
Vice President and General Counsel

Dated: May 22, 2008

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Form of Subscription Agreement among NeoStem, Inc. and certain investors listed therein.

Exhibit 10.2	Form of Redeemable Warrant to Purchase Shares of Common Stock of NeoStem, Inc.

Exhibit 99.1	Press Release dated May 21, 2008